                                                                   EXHIBIT 99.2

                THIS NOTICE OF GUARANTEED DELIVERY IS BEING USED
                WITH RESPECT TO THE FOLLOWING SECURITIES (CHECK
                ONLY ONE*):
                  [_6]1/2% NOTES DUE 2005
                  [_7]1/4% DEBENTURES DUE 2025
                  [_7]7/8% NOTES DUE 2002
                  [_]8% NOTES DUE 1999
                  [_9%]DEBENTURES DUE 2012
                  [_9]7/8% NOTES DUE 2001
                  [_10%]DEBENTURES DUE 2008

                         NOTICE OF GUARANTEED DELIVERY

                               AND CONSENT

                 EXCHANGE OFFER AND CONSENT SOLICITATION
                                      OF
                               NEW TENNECO INC.
                          DATED NOVEMBER [   ], 1996

 EACH OF THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, DECEMBER 10, 1996, UNLESS EXTENDED (THE "EXPIRATION TIME") OR EARLIER TERMINATED.

  This form or one substantially equivalent hereto must be used to accept the Exchange Offers (as defined below) if certificates for the outstanding debt securities indicated above of Tenneco Inc., a Delaware corporation ("Tenneco"), are not immediately available, or cannot be delivered along with other required documents to the Exchange Agent (as defined below) or if the procedure for book-entry transfer as set forth in the Prospectus and Consent Solicitation of New Tenneco Inc., a Delaware corporation ("New Tenneco"), dated November [ ], 1996 (the "Prospectus") cannot be completed on or prior to the applicable Expiration Time. Such form may be delivered by hand or transmitted by facsimile transmission or mailed to The Chase Manhattan Bank, as Exchange Agent (the "Exchange Agent"), and must include a guarantee by an Eligible Institution (as defined below) in the form set forth at the end of this Notice of Guaranteed Delivery and Consent (this "Notice of Guaranteed Delivery"). See "The Exchange Offers--Procedures for Tendering Old Securities for Exchange and Giving Consents--Guaranteed Delivery Procedures" in the Prospectus. The outstanding debt securities of Tenneco of each series indicated above are collectively referred to herein as the "Old Securities."

--------
*IF MORE THAN ONE SERIES OF OLD SECURITIES ARE BEING TENDERED, IT IS NECESSARY
   TO RETURN A SEPARATE FORM IN RESPECT OF EACH SERIES OF OLD SECURITIES. PLEASE CHECK THE APPROPRIATE BOX AT THE TOP OF THIS PAGE TO INDICATE THE OLD SECURITIES TO WHICH THIS NOTICE OF GUARANTEED DELIVERY RELATES.

                  To: The Chase Manhattan Bank, Exchange Agent

                By Mail:                        Facsimile Transmission:
                                                  (212) 946-8016/8017
                Box 2020
         4 Chase MetroTech Ctr.
           Brooklyn, NY 11245                    Confirm by Telephone:
                                                     (212) 946-3471

         By Overnight Delivery:                         By Hand:
             c/o Bond Dept.                      (9:00 a.m. - 5:00 p.m.
            450 W. 33rd St.                       New York City Time)
               10th Floor                      One Chase Manhattan Plaza
           New York, NY 10001                          Floor 1-B
                                               Nassau and Liberty Streets
                                                   New York, NY 10081

   Any questions concerning tender procedures may be directed to Georgeson & Company Inc., who is acting as Information Agent for the Exchange Offers, at
 (800) 223-2064 or banks and brokers may call collect at (212) 440-9800.

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                 For information with respect to the Exchange
                       Offers, call the Dealer Manager:

                             MORGAN STANLEY & CO.
                                 INCORPORATED
                          Liability Management Group
                                 1585 Broadway
                           New York, New York 10036
                     Telephone: 1-800-624-1808 (toll-free)

Ladies and Gentlemen:

  The undersigned hereby tenders to New Tenneco, upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal and Consent relating to the Old Securities (the "Letter of Transmittal") (which together constitute the "Exchange Offers"), receipt of which is hereby acknowledged, the principal amount of the Old Securities specified below pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption entitled "The Exchange Offers--Procedures for Tendering Old Securities for Exchange and Giving Consents--Guaranteed Delivery Procedures." The undersigned hereby tenders the Old Securities listed below and (i) to the extent that the undersigned is the registered holder thereof, agrees and consents to the Proposed Amendments (as defined in the Prospectus) and the execution of the Supplemental Indenture (as defined in the Prospectus) with respect to the principal amount of the Old Securities tendered as indicated below and (ii) to the extent that the undersigned is not the registered holder, represents and warrants to New Tenneco that the registered holder thereof has executed, and the undersigned is delivering herewith, a consent in the form set forth below to the Proposed Amendments and the execution of the Supplemental Indenture.


      TYPE OF OLD SECURITIES         CERTIFICATE NUMBER             PRINCIPAL AMOUNT
             TENDERED                  (IF AVAILABLE)                  TENDERED*
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

--------

* The tender of Old Securities will constitute a consent to the Proposed Amendments and the execution of the Supplemental Indenture. If you are not the registered holder of the Old Securities tendered hereby, you must obtain a consent (the form of which is included in this Notice of Guaranteed Delivery) from the registered holder of such Old Securities to tender them.

If Old Securities will be tendered                    SIGN HERE
by book-entry transfer, specify the    ^                                     ^
DTC account number                     ---------------------------------------
                                                      Signature
DTC Account Number:__________________  ^                                     ^
                                       ---------------------------------------
                                            Signature (if more than one)
                                       ---------------------------------------
                                               Name(s) (Please Print)
                                       ---------------------------------------
                                                       Address
                                       ---------------------------------------
                                                      Zip Code
                                       ---------------------------------------
                                         Daytime Area Code and Telephone No.

                                       Dated: __________________________, 199

                           GUARANTEE OF SIGNATURE(S)

Name of Firm ________________________  Authorized Signature __________________
Date __________________________, 199

ONLY REGISTERED HOLDERS OF OLD SECURITIES MAY CONSENT TO THE PROPOSED AMENDMENTS AND EXECUTION OF THE SUPPLEMENTAL INDENTURE. IF THE SIGNATURE ABOVE IS NOT THAT OF THE REGISTERED HOLDER OF THE OLD SECURITIES BEING TENDERED, SUCH REGISTERED HOLDER MUST SIGN THE FOLLOWING CONSENT OR A SEPARATE CONSENT WHICH MUST BE DELIVERED HEREWITH. DELIVERY OF THE CONSENT TO THE EXCHANGE AGENT IS A CONDITION TO THE VALID TENDER OF OLD SECURITIES.

  Pursuant to the Prospectus and New Tenneco's solicitation of consents to the Proposed Amendments and execution of the Supplemental Indenture, the undersigned registered holder hereby consents to the Proposed Amendments and execution of the Supplemental Indenture in respect of the Old Securities indicated above.

^                                   ^  ^                                     ^
-------------------------------------  ---------------------------------------
   Signature of Registered Holder          Signature of Registered Holder
                                                 (if more than one)

Dated: ________________________, 199

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Old Securities or on a security position listing. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 of the Letter of Transmittal.)

Name(s)______________________________  Address________________________________
-------------------------------------  ---------------------------------------
           (Please Print)                        (Include Zip Code)
Capacity_____________________________  Daytime Telephone No.__________________
                                                 (Include Area Code)

                           GUARANTEE OF SIGNATURE(S)

Name of Firm_________________________  Authorized Signature __________________

Dated__________________________, 199
-------------------------------------------------------------------------------
              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

                                   GUARANTEE
                 (Not to be used for guarantees of signatures)

  The undersigned, an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), hereby guarantees to (a) deliver to the Exchange Agent either (i) a book-entry transfer of the Old Securities tendered hereby into the account of the Exchange Agent at DTC or (ii) the Old Securities tendered hereby in proper form for transfer and (b) either (i) effect as Agent's Message (as defined in the Prospectus) or (ii) complete and sign the Letter of Transmittal in accordance with the instructions set forth therein together with any other required documents, all by 5:00 p.m., New York City time, within two New York Stock Exchange trading days after the applicable Expiration Time.

  The undersigned acknowledges that it must comply with the procedures set forth above within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

SIGN HERE

-------------------------------------  ---------------------------------------
            Name of Firm                               Address
-------------------------------------  ---------------------------------------
        Authorized Signature                          Zip Code
-------------------------------------  ---------------------------------------
         Name (Please Print)                 Area Code and Telephone No.

                                       Dated: _________________________, 199

  DO NOT SEND OLD SECURITIES WITH THIS FORM. ACTUAL SURRENDER OF OLD SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS (OR AN AGENT'S MESSAGE).

  THE CONSENT CONTAINED IN THIS NOTICE OF GUARANTEED DELIVERY WILL BE EFFECTIVE UPON THE RECEIPT THEREOF BY THE EXCHANGE AGENT REGARDLESS OF WHETHER OR WHEN THE CERTIFICATES FOR TENDERED OLD SECURITIES (OR A CONFIRMATION OF BOOK-ENTRY TRANSFER THEREOF) AND AN EXECUTED LETTER OF TRANSMITTAL (OR AN AGENT'S MESSAGE) ARE RECEIVED.